SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 17, 2008
(Date of earliest event report)
WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
EXHIBITS
SIGNATURES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 5.02(b). DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     Effective April 17, 2008, Steven R. Rogel resigned as the Company’s Chief Executive Officer (principal executive officer).
ITEM 5.02(c). DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     Daniel S. Fulton was appointed as the Company’s Chief Executive Officer (principal executive officer) effective April 17, 2008. He has been President of the Company since January 1, 2008. He was President and Chief Executive Officer of Weyerhaeuser Real Estate Company, a subsidiary of the company, from 2001 until March 31, 2008. He was president and chief executive officer of Weyerhaeuser Realty Investors, Inc. a subsidiary of the company, from 1998 to 2000; its chief operating officer from 1996 through 1997; and its chief investment officer from 1994 through 1995. He joined Weyerhaeuser in 1975 and has held various management and investment positions with the company and its subsidiaries.
ITEM 5.02(d). DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     Daniel S. Fulton was appointed as a director effective as of April 17, 2008. The board of directors has not determined to which committees of the board Mr. Fulton may be named.
     Mark A. Emmert was appointed as a director effective as of June 1, 2008. He became the 30th president of the University of Washington, his alma mater, in June 2004. Prior to assuming the presidency at the University of Washington, he was chancellor at Louisiana State University. He also served as chancellor of the University of Connecticut and held administrative and academic positions at the University of Colorado and Montana State University. He was a J.W. Fulbright Administrative Fellow in Germany and an American Council on Education Fellow.
     Mr. Emmert graduated from the UW in 1975 with a degree in political science. He received his master’s degree in 1976 and his doctorate in 1983, both in public administration from the Maxwell School of Syracuse University. Mr. Emmert also serves on the board of Expeditors International of Washington, Inc.
     The board of directors has not determined to which committees of the board Mr. Emmert may be named.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     On April 17, 2008, the Company’s Board of Directors amended the Company’s Bylaws. as follows:
The second sentence of Article V, Section 1 of the Bylaws of the Company was revised to provide that the only officers of this corporation to be elected by the Board of Directors are a Chief Executive Officer, a President, one or more Senior Vice Presidents, a Secretary, a Treasurer, a General Counsel, a Chief Accounting Officer, and a Director of Taxes.
Article VI, Section 1 of the Bylaws of the Company was revised to provide that the Chairman of the Board of Directors will, when present, preside at all meetings of the Board of Directors and the shareholders and that the Chairman, in consultation with the Board of Directors, may advise with and assist the Chief Executive Officer in any possible way, and will perform any duties assigned to him by the Board or the Chief Executive Officer.
The second sentence of Article VI, Section 2 of the Bylaws of the Company was revised to provide that the Chief Executive Officer will perform all the duties devolving upon him by law as the Chief Executive Officer of the corporation.
     The amended and restated Bylaws are included as an exhibit.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
3.2	The Company’s Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne Hillman
Its: Vice President and
Chief Accounting Officer
Date: April 22, 2008

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws